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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 1998
                                                 ------------

                               1st BERGEN BANCORP
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             (Exact name of registrant as specified in its charter)

        NEW JERSEY                    0-27686            22-3409845
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(State or Other Jurisdiction        (Commission        (IRS Employer
      of Incorporation)             File Number)      Identification No.)

  250 VALLEY BOULEVARD, WOOD-RIDGE, NEW JERSEY              07075
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    (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code (201) 939-3400
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Item 5. Other.

     The Registrant issued a press release on July 28, 1998, announcing its second fiscal quarter 1998 earnings.

     Item 7. Exhibits.

     The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.                         Description
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    99                              Press Release dated July 28, 1998.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 1st Bergen Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              1ST BERGEN BANCORP
                                                  (Registrant)


Dated:  August 6, 1998                        By:  /s/ ALBERT E. GOSSWEILER
                                                   ------------------------
                                                   Albert E. Gossweiler
                                                   Executive Vice President and
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.        Description                                         Page No.
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   99.1            Press Release dated July 28, 1998                       5


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